Exhibit(s)


                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Richard B. Bradley

   Date: 1/30/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Edward Y. Baker

   Date: 1/25/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ John A. Bult

   Date: 1/26/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Richard Graham

   Date: 1/29/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ John A. Hawkins

   Date: 1/25/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Don G. Hoff

   Date: 1/31/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Jonathan J.K. Taylor

   Date: 1/31/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ T.L. Tsim

   Date: 1/25/96


                                POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C. William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Thomas M. Walker

   Date: 1/25/96


                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and or officer of The Greater China Fund, Inc. constitutes and appoints C.

   William Maher and Julian F. Sluyters, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-2 and any or all amendments, including post-effective amendments, and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



   /s/ Richard B. Bradley

   Date: 1/30/96